UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number                    811-09397

The Gabelli Utilities Fund
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Utilities Fund Third Quarter Report — September 30, 2013

Mario J. Gabelli, CFA

Portfolio Manager

To Our Shareholders,

For the quarter ended September 30, 2013, the net asset value (“NAV”) per Class AAA Share of The Gabelli Utilities Fund increased 4.2% compared with an increase of 0.2% for the Standard & Poor’s (“S&P”) 500 Utilities Index. See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2013.

Comparative Results

Average Annual Returns through September 30, 2013 (a) (Unaudited)					Since
					Inception
	Quarter	1 Year	5 Year	10 Year	(8/31/99)
Class AAA (GABUX)	4.21%	12.52%	8.76%	9.24%	7.92%
S&P 500 Utilities Index	0.19	6.99	7.06	9.76	5.24
S&P 500 Index	5.24	19.34	10.02	7.57	3.66
Lipper Utility Fund Average	3.07	13.19	9.39	10.92	6.05
Class A (GAUAX)	4.17	12.40	8.76	9.22	7.94
With sales charge (b)	(1.82)	5.94	7.48	8.58	7.49
Class C (GAUCX)	3.88	11.48	7.94	8.41	7.32
With contingent deferred sales charge (c)	2.88	10.48	7.94	8.41	7.32
Class I (GAUIX)	4.31	12.88	9.01	9.38	8.03

In the current prospectus dated April 30, 2013, the expense ratios for Class AAA, A, C, and I Shares are 1.39%, 1.39%, 2.14%, and 1.14%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund for periods prior to December 31, 2002. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The value of utility stocks generally changes as long term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel, and natural resources conservation. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2002 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

The Gabelli Utilities Fund

Schedule of Investments — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 88.3%
	ENERGY AND UTILITIES — 61.0%
	Energy and Utilities: Alternative Energy — 0.1%
290,000	Algonquin Power & Utilities Corp.	$1,784,962
26,000	Ormat Industries Ltd.†	169,691
65,000	Ormat Technologies Inc.	1,740,050

		3,694,703

	Energy and Utilities: Electric Integrated — 29.6%
345,000	ALLETE Inc.	16,663,500
108,000	Alliant Energy Corp.	5,351,400
710,000	Ameren Corp.	24,736,400
20,000	American DG Energy Inc.†	31,400
1,050,000	American Electric Power Co. Inc.	45,517,500
7,000	Atlantic Power Corp.†	30,037
250,000	Avista Corp.	6,600,000
805,000	Black Hills Corp.	40,137,300
35,000	Cleco Corp.	1,569,400
60,000	CMS Energy Corp.	1,579,200
240,000	Dominion Resources Inc.	14,995,200
5,000	DTE Energy Co.	329,900
485,000	Duke Energy Corp.	32,388,300
1,155,000	Edison International	53,199,300
795,000	El Paso Electric Co.	26,553,000
1,000	Entergy Corp.	63,190
1,000,000	Exelon Corp.	29,640,000
615,000	FirstEnergy Corp.	22,416,750
69,700	Fortis Inc.	2,117,289
1,525,000	Great Plains Energy Inc.	33,855,000
1,145,000	Hawaiian Electric Industries Inc.	28,739,500
40,000	IDACORP Inc.	1,936,000
298,000	Integrys Energy Group Inc.	16,655,220
27,000	ITC Holdings Corp.	2,534,220
228,000	MGE Energy Inc.	12,437,400
1,085,000	NextEra Energy Inc.	86,973,600
245,000	NiSource Inc.	7,568,050
805,085	NorthWestern Corp.	36,164,418
610,000	NV Energy Inc.	14,402,100
716,000	OGE Energy Corp.	25,840,440
585,000	Otter Tail Corp.	16,146,000
143,000	Pepco Holdings Inc.	2,639,780
117,550	PG&E Corp.	4,810,146
355,000	Pinnacle West Capital Corp.	19,432,700
1,620,000	PNM Resources Inc.	36,660,600
75,000	PPL Corp.	2,278,500
200,000	Public Service Enterprise Group Inc.	6,586,000
685,000	SCANA Corp.	31,537,400
1,393,000	TECO Energy Inc.	23,040,220
420,062	The Empire District Electric Co.	9,098,543
553,000	The Southern Co.	22,772,540
38,000	Unitil Corp.	1,112,260
222,000	UNS Energy Corp.	10,349,640
540,000	Vectren Corp.	18,009,000

Shares		Market Value
965,000	Westar Energy Inc.	$29,577,250
700,000	Wisconsin Energy Corp.	28,266,000
355,000	Xcel Energy Inc.	9,801,550

		863,143,143

	Energy and Utilities: Electric Transmission and Distribution — 2.5%
490,000	Consolidated Edison Inc.	27,018,600
1,075,000	Northeast Utilities	44,343,750
19,000	UIL Holdings Corp.	706,420

		72,068,770

	Energy and Utilities: Global Utilities — 2.2%
11,000	AES Tiete SA, Preference	108,893
27,000	Chubu Electric Power Co. Inc.	369,724
26,000	E.ON SE	462,540
12,004	EDF SA	379,682
5,000	EDP - Energias de Portugal SA, ADR	182,650
200,000	Electric Power Development Co. Ltd.	6,511,013
12,000	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Preference	46,456
190,000	Emera Inc.	5,494,976
35,000	Enagas SA	857,741
210,000	Endesa SA†	5,470,318
240,000	Enel SpA	919,505
2,000	EuroSite Power Inc.†	900
300,000	Hera SpA	604,724
65,000	Hokkaido Electric Power Co. Inc.†	874,866
35,000	Hokuriku Electric Power Co.	510,606
185,000	Huaneng Power International Inc., ADR	7,409,250
65,000	Iberdrola SA, ADR	1,513,200
50,192	Iberdrola SA, London†	288,143
55,048	Iberdrola SA, Madrid	319,856
405,000	Korea Electric Power Corp., ADR†	5,686,200
60,000	Kyushu Electric Power Co. Inc.†	855,181
17,000	National Grid plc, ADR	1,003,850
3,000	Niko Resources Ltd.†	11,009
6,000	Noble Energy Inc.	402,060
98,000	Red Electrica Corporacion SA	5,577,613
24,000	Shikoku Electric Power Co. Inc.†	407,020
2,000	Snam SpA	10,130
200,000	Statoil ASA	4,539,974
680,000	Talisman Energy Inc.	7,820,000
24,000	The Chugoku Electric Power Co. Inc.	380,894
170,000	The Kansai Electric Power Co. Inc.†	2,179,155
55,000	The Tokyo Electric Power Co. Inc.†	341,879
165,000	Tohoku Electric Power Co. Inc.†	2,024,416

		63,564,424

	Energy and Utilities: Merchant Energy — 1.9%
40,000	GenOn Energy Inc. - Old, Escrow†	0
15,000	GenOn Energy Inc., Escrow†	0
214,000	NRG Energy Inc.	5,848,620

See accompanying notes to schedule of investments.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Merchant Energy (Continued)
3,660,000	The AES Corp.	$48,641,400

		54,490,020

	Energy and Utilities: Natural Gas Integrated — 11.4%
40,000	Apache Corp.	3,405,600
25,000	Atlas Energy LP	1,365,750
55,000	Devon Energy Corp.	3,176,800
21,000	Energen Corp.	1,604,190
761,000	Energy Transfer Equity LP	50,058,580
160,000	Hess Corp.	12,374,400
856,000	Kinder Morgan Inc.	30,447,920
2,272,074	National Fuel Gas Co.	156,227,808
310,011	Northwest Natural Gas Co.	13,014,262
578,000	ONEOK Inc.	30,818,960
600,000	Spectra Energy Corp.	20,538,000
220,000	UGI Corp.	8,608,600

		331,640,870

	Energy and Utilities: Natural Gas Utilities — 4.8%
126,000	AGL Resources Inc.	5,799,780
100,000	Atmos Energy Corp.	4,259,000
86,000	CenterPoint Energy Inc.	2,061,420
40,000	Chesapeake Utilities Corp.	2,099,600
990,000	CONSOL Energy Inc.	33,313,500
325,032	Corning Natural Gas Corp.(a)	5,639,305
152,000	Delta Natural Gas Co. Inc.	3,357,680
63,877	Gulf Coast Ultra Deep Royalty Trust†	139,252
6,000	New Jersey Resources Corp.	264,300
72,000	Piedmont Natural Gas Co. Inc.	2,367,360
48,000	Questar Corp.	1,079,520
44,000	RGC Resources Inc.	810,920
70,000	South Jersey Industries Inc.	4,100,600
1,160,000	Southwest Gas Corp.	58,000,000
284,000	The Laclede Group Inc.	12,780,000
95,000	WGL Holdings Inc.	4,057,450

		140,129,687

	Energy and Utilities: Natural Resources — 2.1%
14,000	Alliance Holdings GP LP	838,320
86,000	Anadarko Petroleum Corp.	7,997,140
360,000	BP plc, ADR	15,130,800
250,000	Cameco Corp.	4,517,500
18,000	Compania de Minas Buenaventura SA, ADR	210,780
290,060	Mueller Industries Inc.	16,147,640
40,000	Occidental Petroleum Corp.	3,741,600
650,004	Peabody Energy Corp.	11,212,569
155,000	Tullow Oil plc	2,569,532
30,000	Uranium One Inc.†	83,006

		62,448,887

Shares		Market Value
	Energy and Utilities: Services — 2.3%
335,000	ABB Ltd., ADR	$7,902,650
34,000	Areva SA†	618,199
22,901	Halliburton Co.	1,102,683
3,000,000	Invensys plc	24,186,500
35,000	MDU Resources Group Inc.	978,950
59,000	Patterson-UTI Energy Inc.	1,261,420
91,000	Rowan Companies plc, Cl. A†	3,341,520
12,000	Tenaris SA, ADR	561,360
1,700,100	Weatherford International Ltd.†	26,062,533

		66,015,815

	Energy and Utilities: Water — 1.9%
8,000	American States Water Co.	220,480
116,000	American Water Works Co. Inc.	4,788,480
551,250	Aqua America Inc.	13,632,412
4,500	California Water Service Group	91,440
10,500	Connecticut Water Service Inc.	337,680
12,000	Consolidated Water Co. Ltd.	179,640
18,800	Middlesex Water Co.	402,132
900,000	Severn Trent plc	25,687,229
277,000	SJW Corp.	7,761,540
89,000	The York Water Co.	1,786,230
15,000	United Utilities Group plc, ADR	337,200

		55,224,463

	Diversified Industrial — 2.2%
16,262	AZZ Inc.	680,727
2,140,000	General Electric Co.	51,124,600
274,765	Mueller Water Products Inc., Cl. A	2,195,372
53,000	Park-Ohio Holdings Corp.†	2,036,260
220,000	Tyco International Ltd.	7,695,600

		63,732,559

	Environmental Services — 0.0%
10,000	Covanta Holding Corp.	213,800
91,991	Veolia Environnement SA	1,571,182

		1,784,982

	TOTAL ENERGY AND UTILITIES	1,777,938,323

	COMMUNICATIONS — 19.3%
	Cable and Satellite — 7.4%
1,900,000	British Sky Broadcasting Group plc	26,760,566
2,540,000	Cablevision Systems Corp., Cl. A	42,773,600
64,000	Charter Communications Inc., Cl. A†	8,624,640
25,000	Cogeco Cable Inc.	1,175,671
70,000	Cogeco Inc.	3,126,062
76,000	Comcast Corp., Cl. A	3,431,400
750,000	Comcast Corp., Cl. A, Special	32,527,500
80,000	DIRECTV†	4,780,000
745,000	DISH Network Corp., Cl. A	33,532,450
336,000	EchoStar Corp., Cl. A†	14,763,840
100,000	Kabel Deutschland Holding AG†	11,756,270

See accompanying notes to schedule of investments.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Cable and Satellite (Continued)
172,000	Liberty Global plc, Cl. A†	$13,648,200
75,000	Rogers Communications Inc., Cl. B	3,225,750
12,000	Shaw Communications Inc., Cl. B	278,880
300,000	Sky Deutschland AG†	2,763,468
100,000	Time Warner Cable Inc.	11,160,000
45,000	Tokyo Broadcasting System Holdings Inc.	610,255

		214,938,552

	Computer Services Software and Systems — 0.1%
430,025	EarthLink Inc.	2,128,624
300,026	Internap Network Services Corp.†	2,085,181

		4,213,805

	Telecommunications — 8.6%
850,000	AT&T Inc.	28,747,000
100,000	Atlantic Tele-Network Inc.	5,213,000
605,000	BCE Inc.	25,833,500
106,000	Belgacom SA	2,817,852
14,000,000	Cable & Wireless Communications plc	8,982,031
3,300,000	Cincinnati Bell Inc.†	8,976,000
35,000	Deutsche Telekom AG	507,353
800,000	Deutsche Telekom AG, ADR	11,680,000
360,000	Global Telecom Holding, GDR†(b)	1,130,040
10,000	Jazztel plc†	108,647
1,440,000	Koninklijke KPN NV†	4,587,786
18,000	Koninklijke KPN NV, ADR	57,060
30,000	Level 3 Communications Inc.†	800,700
106,000	Loral Space & Communications Inc.	7,179,380
1,200	Mobistar SA	20,423
152,000	Nippon Telegraph & Telephone Corp.	7,855,537
330,000	Orascom Telecom Media and Technology Holding SAE, GDR(c)	127,050
63,500	Philippine Long Distance Telephone Co., ADR	4,307,840
225,000	Portugal Telecom SGPS SA	1,013,928
225,000	Portugal Telecom SGPS SA, ADR	1,005,750
2,000	PT Indosat Tbk	717
1,000	Shenandoah Telecommunications Co.	24,100
2,300,000	Singapore Telecommunications Ltd.	6,838,309
118,000	Swisscom AG, ADR	5,673,440
8,000	Tele2 AB, Cl. B	102,323
150,000	Telecom Italia SpA, ADR	1,222,500
232,500	Telefonica Brasil SA, ADR	5,217,300
53,000	Telefonica Deutschland Holding AG	418,376
500,394	Telefonica SA, ADR†	7,746,099
430,000	Telekom Austria AG	3,605,536
455,000	Telenet Group Holding NV	22,655,206
560,000	Telephone & Data Systems Inc.	16,548,000
433,000	tw telecom inc.†	12,931,545
870,000	Verizon Communications Inc.	40,594,200

Shares		Market Value
600,000	VimpelCom Ltd., ADR	$7,050,000

		251,578,528

	Wireless Communications — 3.2%
38,000	America Movil SAB de CV, Cl. L, ADR	752,780
63,000	China Mobile Ltd., ADR	3,555,090
53,000	China Unicom Hong Kong Ltd., ADR	817,260
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	87
64,000	Millicom International Cellular SA	5,674,880
188,000	Millicom International Cellular SA, SDR	16,601,055
6,500	Mobile TeleSystems OJSC, ADR†	144,690
400,000	NII Holdings Inc.†	2,428,000
460,000	NTT DoCoMo Inc.	7,450,226
140,000	SK Telecom Co. Ltd., ADR	3,178,000
400	SmarTone Telecommunications Holdings Ltd.	530
16,812	Tim Participacoes SA, ADR	396,259
310,000	Turkcell Iletisim Hizmetleri A/S, ADR†	4,572,500
362,000	United States Cellular Corp.	16,481,860
840,000	Vodafone Group plc, ADR	29,551,200

		91,604,417

	TOTAL COMMUNICATIONS	562,335,302

	OTHER — 8.0%
	Aerospace — 1.5%
210,000	Exelis Inc.	3,299,100
2,278,000	Rolls-Royce Holdings plc	41,009,167

		44,308,267

	Aviation: Parts and Services — 0.1%
59,000	Curtiss-Wright Corp.	2,770,640

	Building and Construction — 0.2%
16,000	Acciona SA	910,306
46,000	Texas Industries Inc.†	3,050,260

		3,960,566

	Business Services — 0.5%
1,400,015	Clear Channel Outdoor Holdings Inc., Cl. A†	11,480,123
55,000	Macquarie Infrastructure Co. LLC	2,944,700
10,000	McGrath RentCorp.	357,000

		14,781,823

	Computer Hardware — 1.3%
2,732,000	Dell Inc.	37,619,640

	Consumer Services — 0.1%
66,500	The ADT Corp.	2,703,890

	Diversified Industrial — 0.4%
20,000	Bouygues SA	729,863
20,000	Donaldson Co. Inc.	762,600
10,000	Eaton Corp. plc	688,400
125,000	ITT Corp.	4,493,750

See accompanying notes to schedule of investments.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Diversified Industrial (Continued)
24,000	Pentair Ltd.	$1,558,560
12,000	Raven Industries Inc.	392,520
15,000	Svenska Cellulosa AB, Cl. A	379,510
129,000	Twin Disc Inc.	3,370,770

		12,375,973

	Electronics — 0.6%
460,061	Corning Inc.	6,712,290
450,000	Sony Corp., ADR	9,684,000
50,000	Texas Instruments Inc.	2,013,500

		18,409,790

	Entertainment — 1.1%
470,000	Grupo Televisa SAB, ADR	13,136,500
800,000	Vivendi SA	18,404,178

		31,540,678

	Financial Services — 0.3%
164,000	Kinnevik Investment AB, Cl. A	5,631,942
27,000	Kinnevik Investment AB, Cl. B	934,772
25,000	W. R. Berkley Corp.	1,071,500

		7,638,214

	Health Care — 0.0%
12,000	Tsumura & Co.	351,351

	Machinery — 0.7%
50,007	Astec Industries Inc.	1,798,252
27,000	Flowserve Corp.	1,684,530
78,000	The Gorman-Rupp Co.	3,129,360
500,074	Xylem Inc.	13,967,067

		20,579,209

	Metals and Mining — 0.4%
220,000	Freeport-McMoRan Copper & Gold Inc.	7,277,600
41,000	Haynes International Inc.	1,858,530
52,000	Materion Corp.	1,667,120
12,000	Vulcan Materials Co.	621,720

		11,424,970

	Specialty Chemicals — 0.0%
20,000	The Dow Chemical Co.	768,000

	Transportation — 0.8%
475,000	GATX Corp.	22,572,000
30,014	Providence and Worcester Railroad Co.	605,382

		23,177,382

	TOTAL OTHER	232,410,393

	TOTAL COMMON STOCKS	2,572,684,018

Shares		Market Value
	CONVERTIBLE PREFERRED STOCKS — 0.0%
	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
17,500	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	$737,625

	WARRANTS — 0.3%
	ENERGY AND UTILITIES — 0.3%
	Energy and Utilities: Natural Gas Integrated — 0.3%
1,430,000	Kinder Morgan Inc., expire 05/25/17†	7,107,100

	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
86,000	Bharti Airtel Ltd., expire 08/04/16†(c)	437,640

	TOTAL WARRANTS	7,544,740

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 11.4%
$331,993,000	U.S. Treasury Bills, 0.005% to 0.090%††, 10/03/13 to 04/03/14	331,975,830

	TOTAL INVESTMENTS — 100.0% (Cost $2,345,598,296)	$2,912,942,213

	Aggregate tax cost	$2,355,072,157

	Gross unrealized appreciation	$616,660,136
	Gross unrealized depreciation	(58,790,080)

	Net unrealized appreciation/depreciation	$557,870,056

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)

Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At September 30, 2013, the market value of the Regulation S security amounted to $1,130,040 or 0.04% of total investments, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/13 Carrying Value Per Share
360,000	Global Telecom Holding, GDR	05/05/09	$1,464,194	$3.1390

See accompanying notes to schedule of investments.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — September 30, 2013 (Unaudited)

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the market value of Rule 144A securities amounted to $564,690 or 0.02% of total investments.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

See accompanying notes to schedule of investments.

The Gabelli Utilities Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Utilities Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$54,490,020	—	$0	$54,490,020
Other Industries (a)	1,723,448,303	—	—	1,723,448,303
COMMUNICATIONS (a)	562,335,302	—	—	562,335,302
OTHER (a)	232,410,393	—	—	232,410,393
Total Common Stocks	2,572,684,018	—	0	2,572,684,018
Convertible Preferred Stocks (a)	737,625	—	—	737,625
Warrants (a)	7,107,100	$437,640	—	7,544,740
U.S. Government Obligations	—	331,975,830	—	331,975,830
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,580,528,743	$332,413,470	$0	$2,912,942,213

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended September 30, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in such Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Gabelli Utilities Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At September 30, 2013, the Fund held no investments in equity contract for difference swap agreements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually

The Gabelli Utilities Fund

Notes to Schedule of Investments (Unaudited) (Continued)

received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of September 30, 2013, refer to the Schedule of Investments.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

Monthly Distributions - $0.07 per share

The Gabelli Utilities Fund has a $0.07 per share monthly distribution policy. For more specific dividend and tax information, please visit our website at www.gabelli.com or call 800-GABELLI (800-422-3554). Shareholders should be aware that a portion of the distribution may represent a non-taxable return of capital. Distributions of capital reduce the cost basis of your shares if you hold them in a taxable account. The distributions should not be confused with the yield or total return of the Fund.

THE GABELLI UTILITIES FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI UTILITIES FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES	OFFICERS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President and

Chief Financial Officer,

KeySpan Corp.

Mary E. Hauck

Former Senior

Portfolio Manager,

Gabelli-O’Connor Fixed

Income Mutual Fund

Management Co.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Bruce N. Alpert

President and Acting

Chief Compliance Officer

Agnes Mullady

Secretary and Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB470Q313QR

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utilities Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/21/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/21/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/21/2013

* Print the name and title of each signing officer under his or her signature.